UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 7, 2010 (May 7, 2010)
LIBERTY ACQUISITION HOLDINGS CORP.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

001-33862	26-0490500
(Commission File Number)	(IRS Employer Identification Number)
1114 Avenue of the Americas, 41st Floor
New York, New York 10036
(Address of principal executive offices)
Registrant’s telephone number, including area code: (212) 380-2230
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS
     ON MAY 7, 2010, IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION DESCRIBED IN THIS REPORT (THE “BUSINESS COMBINATION”), PROMOTORA DE INFORMACIONES, S.A. (“PRISA”) FILED A REGISTRATION STATEMENT ON FORM F-4 (THE “REGISTRATION STATEMENT”) WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) THAT INCLUDES A PRELIMINARY PROXY STATEMENT OF LIBERTY ACQUISITION HOLDINGS CORP. (“LIBERTY”) FOR THE PROPOSED BUSINESS COMBINATION AND PROPOSED WARRANT AMENDMENT THAT WILL ALSO CONSTITUTE A PROSPECTUS OF PRISA. LIBERTY INTENDS TO MAIL A DEFINITIVE PROXY STATEMENT/PROSPECTUS FOR THE PROPOSED BUSINESS COMBINATION AND PROPOSED WARRANT AMENDMENT TO ITS STOCKHOLDERS AND WARRANTHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE PROPOSED BUSINESS COMBINATION. LIBERTY STOCKHOLDERS AND WARRANTHOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT/PROSPECTUS, AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, BECAUSE THESE DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION REGARDING LIBERTY, PRISA, THE PROPOSED BUSINESS COMBINATION, THE PROPOSED WARRANT AMENDMENT AND RELATED MATTERS.
     STOCKHOLDERS AND WARRANTHOLDERS MAY OBTAIN A COPY OF THE PRELIMINARY PROXY STATEMENT/PROSPECTUS, THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, AND ANY OTHER DOCUMENTS FILED BY LIBERTY OR PRISA WITH THE SEC, FREE OF CHARGE, AT THE SEC’S WEBSITE (WWW.SEC.GOV) OR BY SENDING A REQUEST TO LIBERTY, 1114 AVENUE OF THE AMERICAS, 41ST FLOOR, NEW YORK, NEW YORK 10036, OR BY CALLING LIBERTY AT (212) 380-2230. PRISA WILL ALSO FILE CERTAIN DOCUMENTS WITH THE SPANISH COMISIÓN NACIONAL DEL MERCADO DE VALORES (THE “CNMV”) IN CONNECTION WITH ITS SHAREHOLDERS’ MEETING TO BE HELD IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION, WHICH WILL BE AVAILABLE ON THE CNMV’S WEBSITE AT WWW.CNMV.ES.
     LIBERTY AND ITS DIRECTORS AND OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM LIBERTY’S STOCKHOLDERS IN RESPECT OF THE PROPOSED BUSINESS COMBINATION AND FROM THE WARRANTHOLDERS OF LIBERTY IN CONNECTION WITH THE PROPOSED WARRANT AMENDMENT. INFORMATION REGARDING THE OFFICERS AND DIRECTORS OF LIBERTY IS AVAILABLE IN LIBERTY’S PRELIMINARY PROXY STATEMENT CONTAINED IN THE REGISTRATION STATEMENT, WHICH HAS BEEN FILED WITH THE SEC. ADDITIONAL INFORMATION REGARDING THE INTERESTS OF SUCH POTENTIAL PARTICIPANTS IS ALSO INCLUDED IN THE REGISTRATION STATEMENT (AND WILL BE INCLUDED IN THE DEFINITIVE PROXY STATEMENT/PROSPECTUS) AND THE OTHER RELEVANT DOCUMENTS FILED WITH THE SEC.
     PRISA AND ITS DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM THE STOCKHOLDERS OF LIBERTY IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION AND FROM THE WARRANTHOLDERS OF LIBERTY IN CONNECTION WITH THE PROPOSED WARRANT AMENDMENT. INFORMATION REGARDING THE INTERESTS OF THESE DIRECTORS AND EXECUTIVE OFFICERS IN THE BUSINESS COMBINATION IS INCLUDED IN THE REGISTRATION STATEMENT (AND WILL BE INCLUDED IN THE DEFINITIVE PROXY STATEMENT/PROSPECTUS).

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     THIS REPORT MAY INCLUDE “FORWARD LOOKING STATEMENTS” WITHIN THE MEANING OF THE “SAFE HARBOR” PROVISIONS OF THE UNITED STATES PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS MAY BE IDENTIFIED BY THE USE OF WORDS SUCH AS “ANTICIPATE”, “BELIEVE”, “EXPECT”, “ESTIMATE”, “PLAN”, “OUTLOOK”, AND “PROJECT” AND OTHER SIMILAR EXPRESSIONS THAT PREDICT OR INDICATE FUTURE EVENTS OR TRENDS OR THAT ARE NOT STATEMENTS OF HISTORICAL MATTERS. READERS ARE CAUTIONED THAT SUCH FORWARD LOOKING STATEMENTS WITH RESPECT TO REVENUES, EARNINGS, PERFORMANCE, STRATEGIES, PROSPECTS AND OTHER ASPECTS OF THE BUSINESSES OF PRISA, LIBERTY AND THE COMBINED GROUP AFTER COMPLETION OF THE PROPOSED BUSINESS COMBINATION ARE BASED ON CURRENT EXPECTATIONS THAT ARE SUBJECT TO RISKS AND UNCERTAINTIES. A NUMBER OF FACTORS COULD CAUSE ACTUAL RESULTS OR OUTCOMES TO DIFFER MATERIALLY FROM THOSE INDICATED BY SUCH FORWARD LOOKING STATEMENTS. THESE FACTORS INCLUDE, BUT ARE NOT LIMITED TO: (1) THE OCCURRENCE OF ANY EVENT, CHANGE OR OTHER CIRCUMSTANCES THAT COULD GIVE RISE TO THE TERMINATION OF THE BUSINESS COMBINATION AGREEMENT BETWEEN PRISA AND LIBERTY; (2) THE OUTCOME OF ANY LEGAL PROCEEDINGS THAT MAY BE INSTITUTED AGAINST PRISA AND OTHERS FOLLOWING ANNOUNCEMENT OF THE BUSINESS COMBINATION AGREEMENT AND TRANSACTIONS CONTEMPLATED THEREIN; (3) THE INABILITY TO COMPLETE THE TRANSACTIONS CONTEMPLATED BY THE BUSINESS COMBINATION AGREEMENT DUE TO THE FAILURE TO OBTAIN LIBERTY STOCKHOLDER APPROVAL, LIBERTY WARRANTHOLDER APPROVAL OR PRISA SHAREHOLDER APPROVAL; (4) DELAYS IN OBTAINING, ADVERSE CONDITIONS CONTAINED IN, OR THE INABILITY TO OBTAIN NECESSARY REGULATORY APPROVALS REQUIRED TO COMPLETE THE TRANSACTIONS CONTEMPLATED BY THE BUSINESS COMBINATION AGREEMENT; (5) THE RISK THAT THE PROPOSED TRANSACTION DISRUPTS CURRENT PLANS AND OPERATIONS AS A RESULT OF THE ANNOUNCEMENT AND CONSUMMATION OF THE TRANSACTIONS DESCRIBED HEREIN; (6) THE ABILITY TO RECOGNIZE THE ANTICIPATED BENEFITS OF THE COMBINATION OF PRISA AND LIBERTY; (7) COSTS RELATED TO THE PROPOSED BUSINESS COMBINATION; (8) THE LIMITED LIQUIDITY AND TRADING OF LIBERTY’S SECURITIES; (9) CHANGES IN APPLICABLE LAWS OR REGULATIONS; (10) THE POSSIBILITY THAT PRISA MAY BE ADVERSELY AFFECTED BY OTHER ECONOMIC, BUSINESS, AND/OR COMPETITIVE FACTORS; AND (11) OTHER RISKS AND UNCERTAINTIES INDICATED FROM TIME TO TIME IN PRISA’S OR LIBERTY’S FILINGS WITH THE SEC.
     READERS ARE REFERRED TO LIBERTY’S MOST RECENT REPORTS FILED WITH THE SEC, INCLUDING ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2009. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE MADE, AND LIBERTY UNDERTAKES NO OBLIGATION TO UPDATE OR REVISE THE FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

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Item 1.01. Entry into a Material Definitive Agreement.
General
     On May 7, 2010, Promotora de Informaciones, S.A. (“Prisa”) and Liberty Acquisition Holdings Corp. (“Liberty”) entered into Amendment No. 3 (the “Amendment”) to the Business Combination Agreement, dated as of March 5, 2010, between Prisa and Liberty, as amended by Amendment No. 1 dated as of March 15, 2010 and Amendment No. 2 dated as of April 5, 2010 (as so amended, the “Business Combination Agreement”). Liberty Acquisition Holdings Virginia, Inc., a Virginia corporation and wholly-owned subsidiary of Liberty (“Liberty Virginia”), also entered into the Amendment and became a party to the Business Combination Agreement.
     After giving effect to the terms of the Amendment, upon consummation of the proposed business combination (the “Business Combination”) contemplated by the Business Combination Agreement, Liberty would become a wholly-owned subsidiary of Prisa and the stockholders and warrantholders of Liberty would become the holders of approximately 58.2% of the outstanding shares of capital stock of Prisa on a fully-diluted basis, assuming (i) no redemptions of Liberty shares and (ii) no shares of Prisa Class A ordinary shares are sold in the Prisa rights offering described below. At the closing of the Business Combination, Liberty’s stockholders and warrantholders would own approximately 41.8% of the outstanding ordinary shares of Prisa, without giving effect to the potential conversion of the convertible non-voting shares of Prisa, subject to the same assumptions described in the previous sentence. The shares of capital stock of Prisa to be issued to Liberty’s stockholders and warrantholders will be represented by American Depositary Shares which are expected to be listed for trading on the New York Stock Exchange.
     The Business Combination Agreement provides that at the closing of the Business Combination, Liberty will merge with and into Liberty Virginia, with Liberty Virginia surviving the merger (the “Reincorporation Merger”) and the stockholders and warrantholders of Liberty becoming stockholders and warrantholders of Liberty Virginia. Immediately following such merger, Liberty Virginia will effect a statutory share exchange (the “Share Exchange”) with Prisa under the Virginia Stock Corporation Act and the Spanish Corporation Law of 1989, as amended, pursuant to which Liberty Virginia will become a wholly-owned subsidiary of Prisa and the stockholders and warrantholders of Liberty Virginia will receive the consideration described below.
Amendments to the Terms of the Business Combination Agreement
     The following is a summary of the material terms of the Amendment, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.
     Consideration to Be Received in the Transaction
     The Amendment provides that, as a result of the Business Combination, each share of Liberty Virginia common stock will be exchanged for:
•	1.173388 newly created Prisa Class A ordinary shares (the “Ordinary Share Consideration”); and

•	0.563056 newly created Prisa Class B convertible non-voting shares (the “Convertible Non-Voting Share Consideration”, and together with the Ordinary Share Consideration, the “Per Share Consideration”).
     The Ordinary Share Consideration and the Convertible Non-Voting Share Consideration will be issued in the form of separate Prisa American Depositary Shares (“ADSs”) representing the Prisa Class A ordinary shares and the Prisa Class B convertible non-voting shares. The Prisa Class A ordinary shares will have the same rights as the existing ordinary shares of Prisa, subject to amendments to Prisa’s by-laws to be made in connection with the Business Combination.
     The Amendment further provides that in no event will Prisa be required to issue any portion of the aggregate Per Share Consideration and Warrant Consideration (as defined below) if the issuance would cause Prisa’s existing controlling shareholder group to hold, directly or indirectly, less than 30% of Prisa’s Class A ordinary shares on a fully diluted basis, after giving pro forma effect to the various share issuances and redemptions contemplated in connection with the Business Combination. Not later than the tenth business day prior to the record date to be established for the Liberty special meeting of stockholders to be held in connection with the Business Combination, Liberty and Prisa will agree upon a mechanism to ensure that the foregoing 30% threshold will be satisfied, applying the principle that any such mechanism will not reduce the value of the Per Share Consideration below $11.26 or the Warrant Consideration below $2.15 (in each case, assuming a value per Prisa Class B convertible non-voting share of €7.331378, a value per Prisa ordinary share of €3.518 and a dollar to euro exchange rate of 1.364).
     The Amendment also revises the terms of the new Prisa Class B convertible non-voting shares to be issued in the Business Combination to Liberty stockholders and warrantholders. The Prisa Class B convertible non-voting shares will be non-voting and will have an initial stated value of €7.331378 per share, which stated value may be increased as described below. The Prisa Class B convertible non-voting shares will be entitled to receive a minimum annual dividend in an amount equal to 7% of the then-current stated value, payable only if there are distributable profits of Prisa, on a non-consolidated basis. Accordingly, no dividend will be payable in any year if there are no distributable profits with respect to the prior year. In addition, unpaid dividends will not accumulate from year to year. On the fifth anniversary of the issue date, the 7% annual dividend will increase by 0.25%, and by an additional 0.25% every three months thereafter, up to a maximum dividend of 9% per annum. If payable, Prisa may elect to pay the annual dividend either in cash or by increasing the then-current stated value of the Prisa Class B convertible non-voting shares by the amount of such dividend.
     Prior to the second anniversary of the issue date, each Prisa Class B convertible non-voting share will be convertible at the option of Prisa into Prisa Class A ordinary shares at a fixed conversion rate obtained by dividing the then-current stated value at the time of conversion of such Prisa Class B convertible non-voting share by a conversion price of €3.75 per Prisa Class A ordinary share (the “conversion rate”) if, during the 20 consecutive trading days on the Spanish Continuous Market Exchange (Sistema de Interconexión Bursátil-Mercado Continuo) immediately prior to the announcement by Prisa of such conversion, the volume weighted average price of the Prisa Class A ordinary shares for each trading day of such period is €7.50 or above. From and after the second anniversary of the issue date, (i) until the fifth anniversary of the issue date, each Prisa Class B convertible non-voting share will be convertible at the option of Prisa into Prisa Class A ordinary shares at the conversion rate if, during the 20 consecutive trading days on the Spanish Continuous Market Exchange immediately prior to the announcement by Prisa of such conversion, the volume weighted average price of the Prisa Class A ordinary shares for each trading day of such period is €4.875 or above and (ii) each Prisa Class B convertible non-voting share will be convertible at the option of the holder at any time into Prisa Class A ordinary shares at the conversion rate.
     From and after the fifth anniversary of the issue date, each Prisa Class B convertible non-voting share will be convertible at the option of Prisa into Prisa Class A ordinary shares at the conversion rate if, during the 20 consecutive trading days on the Spanish Continuous Market Exchange immediately prior to the announcement by Prisa of such conversion, the volume weighted average price of the Prisa Class A ordinary shares for each trading day of such period is €3.75 or above. In addition, from and after the fifth anniversary of the issue date, Prisa will have the right, at its election, to redeem the Prisa Class B convertible non-voting shares for cash at the then-current stated value only if, during the 20 consecutive trading days on the Spanish Continuous Market Exchange immediately prior to the announcement by

Prisa of such redemption, the volume weighted average price of the Prisa Class A ordinary shares for each trading day of such period is less than €3.75.
     The convertible non-voting shares will have a liquidation preference equal to the then-current stated value.
     The rights of the Class A ordinary shares and Class B convertible non-voting shares of Prisa are contained in the revised form of proposed amended by-laws of Prisa to be adopted in connection with the consummation of the Business Combination, an English translation of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
     The Business Combination Agreement continues to provide that no fractional shares of Prisa will be allotted to any holder of Liberty Virginia common stock in the Share Exchange. In lieu of the issuance of any such fractional shares, each Liberty Virginia stockholder who otherwise would be entitled to receive such fractional share will receive cash.
     Prisa Rights Offering
     Subject to the approval of the Prisa shareholders of the necessary increase in capital, prior to the closing of the Business Combination Prisa expects to conduct a rights offering (the “Rights Offering”) to its existing shareholders to subscribe for newly issued Prisa Class A ordinary shares at a price of €2.99 per share, up to a maximum subscription amount of €150 million in the aggregate. The shares that Prisa would issue in the Rights Offering are expected to trade on the Spanish Continuous Market Exchange and Prisa does not intend to register the Rights Offering with the SEC. Certain controlling shareholders of Rucandio, S.A., the existing controlling shareholder of Prisa, have separately agreed to cause Rucandio and its subsidiaries not to participate in the Rights Offering. As a result, the maximum number of Class A ordinary shares which Prisa expects to sell in the Rights Offering is approximately 14.6 million, for proceeds of approximately €43.6 million.
     Additional Covenant and Condition Precedent
     The Amendment also provides that the obligations of Prisa to complete the Business Combination will be subject to Liberty having purchased from Liberty’s sponsors, Berggruen Acquisition Holdings Ltd. and Marlin Equities II, LLC (collectively, the “Sponsors”), an aggregate of 3,000,000 shares of Liberty Common Stock for a total purchase price of $300 immediately prior to the Reincorporation Merger.
Amendment to the Warrant Amendment Agreement
     The Amendment also revises the proposed consideration to be paid to the holders of Liberty’s Warrants pursuant to the proposed amendment (the “Warrant Amendment”) to the Second Amended and Restated Warrant Agreement, dated as of December 6, 2007, between Liberty and Continental Stock Transfer & Trust Company (as Warrant Agent). Under the Amendment, the proposed Warrant Amendment now provides that, in connection with the consummation of the transactions contemplated by the Business Combination Agreement, each Liberty warrant outstanding immediately prior to the effective time of the Share Exchange will, automatically and without any action by the warrantholder, at the effective time of the Share Exchange, be exchanged by Prisa and transferred by such holder to Prisa for consideration (collectively, the “Warrant Consideration”) consisting of:
•	cash in the amount of $1.043195 per outstanding warrant to be delivered by Liberty Virginia (for aggregate cash consideration to Liberty’s warrant holders of approximately $80 million); and

•	Prisa ADSs representing 0.115327 newly issued Prisa Class A ordinary shares per outstanding warrant and 0.055340 newly issued Prisa Class B convertible non-voting shares per outstanding warrant.
     As was the case prior to the Amendment, as a result of the Warrant Amendment, each registered holder of warrants (other than Prisa) will cease to have any rights with respect to the warrants, other than the right to receive the Warrant Consideration.
     The foregoing is a summary of the material terms of the amended form of Warrant Amendment Agreement, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.
Securities Surrender Agreement
     On May 7, 2010, Liberty entered into a Securities Surrender Agreement (the “Securities Surrender Agreement”) with Liberty’s Sponsors, pursuant to which the Sponsors agreed to sell to Liberty, and Liberty agreed to purchase from the Sponsors, an aggregate of 3,000,000 shares of Liberty Common Stock for a total purchase price of $300 immediately prior to the Reincorporation Merger. The obligation of the Sponsors to sell such Liberty shares expires if the Business Combination Agreement is terminated for any reason.
     The foregoing is a summary of the material terms of the Securities Surrender Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Letter Agreement Regarding Reduction in Deferred Discount
     As a result of the Sponsors’ agreement to sell a portion of their shares of Liberty common stock to Liberty, Liberty’s underwriters of its initial public offering have agreed, pursuant to a letter agreement dated May 7, 2010, to reduce the deferred portion of their underwriters’ discount by $3.0 million, to approximately $24.4 million.
     The foregoing is a summary of the material terms of the Letter Agreement Regarding Reduction in Deferred Discount, a form of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description
2.1	Amendment No. 3 to Business Combination Agreement, dated as of May 7, 2010, among Prisa, Liberty and Liberty Virginia.
4.1	Amended Form of Warrant Amendment Agreement.
10.1	Securities Surrender Agreement, dated May 7, 2010, among Liberty and the Sponsors.
10.2	Form of Letter Agreement Regarding Reduction in Deferred Discount dated May 7, 2010.
99.1	Amended Form of Prisa by-laws (English translation).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY ACQUISITION HOLDINGS CORP.
Date: May 7, 2010	By:	/S/ Jared Bluestein
		Name:	Jared Bluestein
		Title:	Secretary

EXHIBIT INDEX

Exhibit
Number	Description
2.1	Amendment No. 3 to Business Combination Agreement, dated as of May 7, 2010, among Prisa, Liberty and Liberty Virginia.
4.1	Amended Form of Warrant Amendment Agreement.
10.1	Securities Surrender Agreement, dated May 7, 2010, among Liberty and the Sponsors.
10.2	Form of Letter Agreement Regarding Reduction in Deferred Discount dated May 7, 2010.
99.1	Amended Form of Prisa by-laws (English translation).